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                                                                   EXHIBIT 10.13



                  TASSO H. COIN REGISTRATION RIGHTS AGREEMENT


     THIS AGREEMENT is made as of May ___, 1997 by and among New Peapod, Inc., a Delaware corporation (the "Company"), Peapod LP, an Illinois limited partnership ("Peapod LP"), Peapod, inc., the general partner of Peapod LP ("General Partner"), and Tasso H. Coin (the "Stockholder"). The Company, Peapod LP and the General Partner are collectively referred to as "Peapod".

     WHEREAS, Peapod is planning to make an initial public offering of Company securities for an aggregate offering price of at least $40 million prior to the end of 1997 including an option allowing the underwriters to purchase Company securities from certain Company shareholders for the purpose of covering overallotments (such option being referred to herein as the "Overallotment Option" and such initial public offering being referred to herein as the "IPO"); and

     WHEREAS, to facilitate the IPO, Peapod is in the process of converting Peapod LP to a corporation by causing its partners to exchange their partnership units for shares of common stock in the Company ("Common Stock" or "Shares"); and

     WHEREAS, the Stockholder presently owns, directly or beneficially, limited partnership units of Peapod LP, shares of common stock of the General Partner and options to purchase such units and shares, all as set forth on Schedule A hereto (such securities, including securities issued in exchange for such securities, being sometimes referred to herein as "Stockholder's Equity Interest").

     In consideration of the mutual covenants contained herein, the parties agree as follows:

     1. Effective Date. This Agreement is conditioned upon the closing of the IPO prior to January 1, 1998, and shall take effect as of the closing date of the IPO ("Closing Date").

     2. Termination of Existing Agreement. The Agreement for Holding and Transferring Securities between the parties dated January 2, 1996 shall terminate and be of no further force and effect as of the Closing Date.

     3.  Registration Rights.

          (a) Overallotment Option Right. Subject to the following terms and conditions, the Stockholder shall have the right to be included as a selling stockholder in the Overallotment Option and to have Stockholder's Shares registered and sold thereunder pro rata in the proportion that Stockholder's Equity Interest bears to the number of Shares owned by, or subject to options held by, other stockholders included in the Overallotment Option.
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               (i)  Termination of Overallotment Option Right. The Stockholder's
     registration right under Section 3(a) shall terminate upon the inclusion of Stockholder's Shares in an Overallotment Option in accordance with this Agreement, whether or not such Overallotment Option is exercised.

               (ii) Registration Procedures. Whenever the Stockholder has requested that any Shares be registered pursuant to Section 3(a) of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

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                    (A) prepare and file with the Securities and Exchange
          Commission a registration statement with respect to such Shares and use its best efforts to cause such registration statement to become effective, provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Shares covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel;

                    (B) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than three months and comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                    (C) furnish the Stockholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Stockholder may reasonably request in order to facilitate the disposition of the Shares owned by the Stockholder;

                    (D) use its best efforts to register or qualify such Shares under such other securities or blue sky laws of such jurisdictions as the Stockholder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Stockholder to consummate the disposition in such jurisdictions of the Shares owned by the Stockholder, provided that the Company will not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph, (y) subject itself to taxation in any such jurisdiction, or
          (z) consent to general service of process in any such jurisdiction;

                    (E) notify the Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Stockholder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

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               (F) cause all such Shares to be listed on each securities
          exchange on which similar securities issued by the Company are then listed or, if not so listed, to be listed on The Nasdaq Stock Market;

               (G) provide a transfer agent and registrar for all such Shares not later than the effective date of such registration statement;

               (H) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Shares being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Shares;

               (I) make available for inspection by the Stockholder, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant, or other agent retained by the Stockholder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by the Stockholder, underwriter, attorney, accountant, or agent in connection with such registration statement;

               (J) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
          Section 11(a) of the Securities Act and Rule 158 thereunder; and

               (K) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Shares included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

          (iii) Registration Expenses. The Company shall pay all expenses incurred by itself and the Stockholders incident to the registration provisions of this Agreement, including without limitation, the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any of its liability insurance, the expenses and fees for listing the securities to be registered on the applicable securities exchange or on The Nasdaq Stock Market, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing

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     expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting discounts and selling commissions), and other persons retained by the Company and the reasonable cost (not to exceed $20,000) of one special legal counsel to represent all holders proposing to distribute their securities through such registration (the "Registration Expenses").

          (iv) Indemnification Pursuant to a Registration.

               (A) The Company agrees to indemnify, to the extent permitted by law, the Stockholder against all losses, claims, damages, liabilities, and expenses (including investigation and legal fees and expenses incurred in connection with any claim asserted) to which he may be subject caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Stockholder expressly for use therein or by the Stockholder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Stockholder with copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers, and directors and each person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Stockholder.

               (B) In connection with any registration statement in which the Stockholder is participating, the Stockholder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers, and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading based solely upon information so furnished to the Company in writing expressly for use therein; provided, however, that the maximum liability of the Stockholder hereunder shall be limited to the proceeds actually received by the Stockholder from the sale of such Shares.

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               (C) Any person entitled to indemnification hereunder will (x)
          give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (y) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

               (D) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of Shares. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          (b) Insider Piggyback. Whenever the Company proposes to register Shares for an aggregate offering price of at least $5 million under the Securities Act of 1933 (other than a registration relating solely to employee benefit plans or transactions effected pursuant to Rule 145 under the Securities Act of 1933) and such registration includes a proposal to register a percentage of Insider Securities as defined below (the highest percentage of Insider Securities to be registered on behalf of any individual Insider in any offer being referred to herein as the "Registration Percentage"), then the Company shall, upon the Stockholder's timely written request, use all commercially reasonable efforts to include, on the same terms and conditions as such registration, not less than the Registration Percentage of the Shares then owned by the Stockholder or remaining subject to option, including reasonable cooperation to facilitate exercise of options. The Stockholder shall give the Company written notice of such request no later than fourteen (14) days after receipt of notice of such registration from the Company. In addition, if the Registration Percentage or any lesser percentage of Insider Securities included in such registration are to be distributed in an underwritten offering, the Registration Percentage or such lesser percentage of Company Shares then held by Stockholder or remaining subject to option shall be included in such offering. Notwithstanding the foregoing, the Stockholder shall not have the right to participate in such registration or underwritten offering (i) solely by reason of the participation of another security holder pursuant to a contractual obligation to register the securities of such security holder or (ii) to the extent forbidden by or inconsistent with other agreements to which the Company is a party.

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          "Insider Securities" as used herein shall mean securities of the
Company issued to and held by, or subject to options held by, any current or former executive employee, advisor or consultant of the Company or member of its Board of Directors (Insiders").

          (c) Participation in Underwritten Registrations. The Stockholder may not participate in any registration hereunder which is underwritten unless he
(i) agrees to sell his Shares on the basis provided in any underwriting arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.

          (d) Restrictions on Assignability. The rights to cause the Company to register Shares granted to the Stockholder under this Section 3 may be assigned to a transferee (or a subsequent transferee) of fifty percent (50%) or more of the Stockholder's Equity Interest pursuant to the terms hereof, provided that notice of such assignment is given to the Company.

     4.   Miscellaneous.

          (a) No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

          (b) Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the parties hereto and supersedes any prior understandings, agreements, or representations by or between the parties hereto, written or oral, to the extent they relate to the subject matter hereof.

          (c) Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Except as otherwise provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties hereto.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          (e) Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

          (f) Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication

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hereunder shall be deemed duly given upon receipt if it is sent by facsimile, or reputable express courier, and addressed or otherwise sent to the intended recipient as set forth below:

     If to the Company:

          Peapod, Inc.
          1033 University Place
          Evanston, Illinois 60201
          Attention: President
          Facsimile: (847) 492-0171

          Copies to:

          Cowen, Crowley, Nord & Staub
          55 W. Monroe Street
          Chicago, Illinois 60603
          Attention: Wilbert F. Crowley
          Facsimile: (312) 855-6959

     If to the Stockholder, to the addresses and facsimile number on file with the Company.

Any party hereto may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address or facsimile number set forth above or on file with the Company using any other means (including personal delivery, messenger service, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party hereto may change the address or facsimile number to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties hereto notice in the manner herein set forth.

          (g) Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (either of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

          (h) Amendments and Waivers. No amendment of any provision of this Agreement shall be valid against the Company or the Stockholder unless the same shall be in writing and signed by the Company and the Stockholder. No waiver by any parties hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

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          (i) Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed as of the date first above written.

                                   New Peapod, Inc.


                                   By:________________________________________

________________________________         Printed Name:________________________
Tasso H. Coin
                                         Title:_______________________________


                                   Peapod, Inc.


                                   By:________________________________________

                                         Printed Name:________________________

                                         Title:_______________________________



                                   Peapod LP

                                   By:   Peapod, Inc.
                                         its General Partner

                                         By:__________________________________

                                         Printed Name:________________________

                                         Title:_______________________________

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